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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 3, 2008


                            BUFFALO WILD WINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

             000-24743                                      31-1455913
      (Commission File Number)                            (IRS Employer
                                                        Identification No.)

                       5500 Wayzata Boulevard, Suite 1600
                          Minneapolis, Minnesota 55416
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 593-9943
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 7.01                  REGULATION FD DISCLOSURE.
                           -------------------------

Attached hereto as Exhibit 99.1 is a copy of a script dated March 3, 2008 prepared for presentations to investors and others at the Raymond James Annual Institutional Investor Conference on March 4, 2008, by Sally Smith, Chief Executive Officer, and Mary Twinem, Chief Financial Officer of Buffalo Wild Wings, Inc. (the "Company"). These materials are also available on the Company's website at www.buffalowildwings.com.

The information contained in this report is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.        Financial Statements and Exhibits.

                  (a) Financial statements: None.

                  (b) Pro forma financial information: None.

                  (c) Shell company transactions: None.

                  (c) Exhibits:

                      99.1   Presentation script dated March 3, 2008


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 3, 2008

                                BUFFALO WILD WINGS, INC.


                                By       /s/ James M. Schmidt
                                  ----------------------------------------------
                                     James M. Schmidt, Executive Vice President,
                                     General Counsel and Secretary


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            BUFFALO WILD WINGS, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
March 3, 2008                                                          000-24743

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                            BUFFALO WILD WINGS, INC.

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EXHIBIT NO.      ITEM

  99.1           Presentation script dated March 3, 2008


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